Exhibit 99.4

WHOLESALE EXPRESS, LLC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

WHOLESALE EXPRESS, LLC

INDEX TO REPORT

SEPTEMBER 30, 2018

PAGE

INDEPENDENT ACCOUNTANT’S REVIEW REPORT	1-2

BALANCE SHEET	3

STATEMENT OF INCOME AND MEMBER'S EQUITY	4

STATEMENT OF CASH FLOWS	5

NOTES TO THE FINANCIAL STATEMENTS	6-10

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Member
Wholesale Express, LLC
Mount Juliet, Tennessee

We have reviewed the accompanying financial statements of Wholesale Express, LLC, which comprise the balance sheet as of September 30, 2018, and the related statement of income and member’s equity, and cash flows for the nine-month period then ended and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying September 30, 2018 financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Other Matter - Balance Sheet at December 31, 2017

The December 31, 2017 balance sheet was audited by us, and we expressed an unmodified opinion on it in our report dated October 23, 2018. We have not performed any auditing procedures since that date.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125

AN INDEPENDENT MEMBER OF THE BDO ALLIANCE USA

Other Matter - Statements for the period ended September 30, 2017

The September 30, 2017 financial statements were reviewed by us. Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee
January 9, 2019

WHOLESALE EXPRESS, LLC

BALANCE SHEET

SEPTEMBER 30, 2018 AND DECEMBER 31, 2017

(See Independent Accountant's Review Report)

ASSETS

	Reviewed as of September 30, 2018	Audited as of December 31, 2017
CURRENT ASSETS
Accounts receivable, net of allowance	$2,405,577	$1,817,382
Accounts receivable - related party	495,385	15,284
Prepaid expenses	62,627	79,729
Total current assets	2,963,589	1,912,395

PROPERTY AND EQUIPMENT
Leasehold improvements	24,396	24,396
Accumulated depreciation	(2,173)	(953)
Cost less accumulated amortization	22,223	23,443

OTHER ASSETS
Due from related party	720,000	215,000
TOTAL ASSETS	$3,705,812	$2,150,838

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$21,854	$105,828
Accounts payable	1,055,731	577,075
Accrued state taxes	64,105	21,300
Deferred tax	116,000	79,000
Total current liabilities	1,257,690	783,203

MEMBER'S EQUITY	2,448,122	1,367,635

TOTAL LIABILITIES AND MEMBER'S EQUITY	$3,705,812	$2,150,838

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

STATEMENT OF INCOME AND MEMBER'S EQUITY

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

(See Independent Accountant's Review Report)

	2018	2017
REVENUES	$22,753,900	$13,807,904

COST OF REVENUES	18,307,575	11,133,617
Gross profit	4,446,325	2,674,287

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	3,193,096	2,129,257

OPERATING INCOME	1,253,229	545,030

INCOME TAX EXPENSE
Current tax expense	35,742	12,574
Deferred tax expense	37,000	25,000
Total income tax expense	72,742	37,574

NET INCOME	1,180,487	507,456
Member's equity - beginning of year	1,367,635	486,547
Distributions	(100,000)	-
Member's equity - end of period	$2,448,122	$994,003

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

(See Independent Accountant's Review Report)

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,180,487	$507,456
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	1,220	585
Provision for deferred income taxes	37,000	25,000
Changes in current assets and liabilities:
Accounts receivable	(1,068,296)	(951,907)
Prepaid expenses	17,102	(29,884)
Due from related party	(505,000)	(150,000)
Accrued taxes	42,805	12,574
Accounts payable	478,658	425,102
Net cash from operating activities	183,976	(161,074)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	-	(11,700)
Net cash from investing activities	-	(11,700)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to member	(100,000)
Checks drawn in excess of balance	(83,976)	172,774
Net cash from financing activities	(183,976)	172,774

NET CHANGE IN CASH	-	-
Cash - beginning of year	-	-
Cash - end of period	$-	$-

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 1 – NATURE OF OPERATIONS

Wholesale Express, LLC, (the Company) is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. Wholesale Express is a nationwide high-volume automotive transport company and is engaged in domestic freight brokerage.

The Company shares common ownership as their related company Wholesale Inc., a used car retailer and wholesaler based in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Principles

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) has established the Accounting Standards Codification (ASC) as the sole source of authoritative GAAP.

Cash

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. The Company maintains an account with a financial institution which may exceed federally insured amounts at times.

Accounts Receivable

Accounts receivable includes certain amounts due from customers and the related party. Management believes the Company maintains an adequate allowance for uncollectible accounts. As of September 30, 2018 and December 31, 2017, the allowance for doubtful accounts was $181,150 and $64,000, respectively .

Management considers all trade receivables ninety days past due as delinquent. Interest is not charged on accounts considered delinquent.

Property and Equipment

Property and equipment consist of leasehold improvements that are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the depreciable assets. Depreciation expense totaled $1,220 and $585 for the periods ended September 30, 2018 and 2017.

(Continued)

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continued)

Revenue Recognition

The Company is primarily a non-asset-based carrier and as such owns no transportation assets. Revenue is derived from the purchase of transportation services from direct (asset-based) carriers and resale of those services to customers as an indirect carrier. Revenues related to shipments are recognized based on the terms in the contract of carriage, primarily when goods reach their destination.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with the consent of its member, has elected to be taxed as a pass-through entity under the provisions of the Internal Revenue Code. The member is personally liable for their proportionate share of the Company’s federal taxable income. Therefore, no provision for federal income taxes is reflected in these financial statements. The Company is a taxable entity for state purposes.

Uncertain Tax Positions

The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the positions will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50% likely of being realized upon settlement with the applicable taxing authority. As of September 30, 2018 and 2017, the Company has not recognized liabilities for uncertain tax positions or associated interest and penalties. The Company’s evaluation was performed for the tax years ended December 31, 2016 and 2017, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of September 30, 2018.

Advertising

Advertising costs are charged to operations when incurred. Advertising expense totaled $17,825 and $3,420 for the periods ended September 30, 2018 and 2017.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 3 – OPERATING LEASES

The Company leases facilities in Arizona and Michigan under noncancelable operating leases which expire at various dates through August 31, 2021. The leases generally require the Company to pay taxes, maintenance, and insurance. Management expects that in the normal course of business, leases that expire will be renewed or replaced by other leases. The Company also rents a facility in Tennessee from Wholesale Inc. on a month to month basis. Rent expense for the period ended September 30, 2018 and 2017 was $91,505 and $49,102, respectively. Future monthly rentals under the property leases are as follows:

2018	$31,056
2019	127,595
2020	123,362
2021	34,800
$316,813

NOTE 4 – RELATED PARTY TRANSACTIONS

Transactions and outstanding balances with entities under common control are summarized as following:

	September 30, 2018	December 31, 2017
Due from	$720,000	$215,000
Accounts receivable	495,385	15,284
Accounts payable	33,049	34,756

	September 30, 2018	December 31, 2017
Sales	2,213,432	643,992
Reimbursements	344,434	464,146

NOTE 5 – INCOME TAXES

The state income tax provisions consist of the following as of:

	September 30, 2018	December 31, 2017
Current tax expense	$35,742	$12,574
Deferred tax expense	37,000	25,000
Total provision for income taxes	$72,742	$37,574

(Continued)

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 5 – INCOME TAXES (Continued)

Net deferred income taxes on the balance sheet as of September 30, 2018 and December 31, 2017, include deferred income tax liabilities of $116,000 and $79,000, respectively.

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax assets and liabilities results from the use of accelerated methods of depreciation of property and equipment, the use of cash basis reporting for income tax purposes and net operating loss carryforwards.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

During the normal course of its operations, the Company from time to time becomes involved in various legal actions. Management is of the opinion that there were no existing or pending legal actions which will have a material effect on the financial condition of the Company.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued Accounting Standard Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), a new standard on revenue recognition. Further, the FASB has issued a number of additional ASU's regarding the new revenue recognition standard. The new standard, as amended, will supersede existing revenue recognition guidance and apply to all entities that enter into contracts to provide goods or services to customers. The guidance also addresses the measurement and recognition of gains and losses on the sale of certain non-financial assets, such as real estate, property, and equipment. The new standard will become effective for annual reporting periods beginning on or after December 15, 2018 and interim periods within that year. The standard can be adopted either retrospectively to each reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption of the standard is permitted, but not before annual reporting periods beginning on or after December 15, 2017. We have performed a preliminary evaluation of this standard and plan to adopt it effective January 1, 2019. We cannot currently estimate the impact of this change upon adoption of this standard and will continue to review the impact of this standard on potential disclosure changes in our financial statements, as well as which transition approach will be applied. Our evaluation of this standard will continue through the date of adoption.

The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for both in the statement of activities and the statement of cash flows in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2020, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to the balance sheet date through the date of the independent accountant's review report (the date the financial statements were available to be issued) for potential recognition or disclosure in the financial statements.

In October 2018 the Company’s equity interest was sold along with the equity interest of Wholesale Inc., a company under common ownership.

Management has not identified any additional items requiring recognition or disclosure.